JACOBS ENGINEERING GROUP INC.

Exhibit 5G. PARENTS and LIST OF SUBSIDIARIES

The following table sets forth all subsidiaries of the Company but may not include those subsidiaries that, when considered in the aggregate, would not constitute a significant subsidiary.

Jacobs Government Services Company, a corporation of California	100.00%
Jacobs Professional Services Inc., a corporation of Delaware	100.00%
Jacobs Engineering Inc., a corporation of Delaware	100.00%
Jacobs Group Australia Investments Pty Ltd……………………………………………….	100.00%
Jacobs Australia Holdings Company Pty Ltd, a corporation of Australia	100.00%
Sinclair Knight Merz Management Pty Ltd, a corporation of Australia	100.00%
Jacobs Group Australia Holding Ltd, a corporation of Australia	100.00%
Jacobs Group (Australia) Pty Ltd, a corporation of Australia	100.00%
Aquenta Consulting Pty Ltd, a corporation of Australia………………..	100.00%
Jacobs E&C Australia PTY Ltd, a corporation of Australia	100.00%
Jacobs Project Management Australia PTY Ltd, a corporation of Australia,	100.00%
Jacobs Architecture (Australia) Pty Ltd, a corporation of Australia	100.00%
Jacobs (Thailand) Co., Ltd., a corporation Thailand	49.00%
Jacobs Projects (Philippines) Inc., a corporation of the Philippines	100.00%
Sinclair Knight Merz Consulting (India) Private Ltd, a corporation of India	100.00%
Sinclair Knight Merz (Ireland) Ltd, a corporation of the Republic of Ireland	100.00%
Sinclair Knight Merz (NZ) Holdings Ltd, a corporation of New Zealand	100.00%
Sinclair Knight Merz (Kenya) Limited, a corporation of Kenya………..	100.00% (1)*
Jacobs New Zealand Limited, a corporation of New Zealand	100.00%
PT Jacobs Group Indonesia, a corporation of Indonesia	99.50%
Sinclair Knight Merz International Holdings LLC, a limited liability company of Delaware………………………………………………………………………………	100.00%
Jacobs Engineering Group Malaysia Sdn Bhd, a corporation of Malaysia……	100.00%
Perunding Mahir Bersatu Sdn Bhd, a corporation of Malaysia… ..	100%
Jacobs Engineering Services Sdn Bhd, a corporation of Malaysia…	100.00%
Jacobs Consulting Services Sdn. Bhd., a corporation of Malaysia…	100.00%
Sinclair Knight Merz (Hong Kong) Limited, a corporation of Hong Kong ….	100.00%
Sinclair Knight Merz International (Hong Kong) Ltd, a corporation of Hong Kong	100.00%
CODE International Assurance Ltd., a corporation of Nevada	100.00%
Jacobs Engineering España, S.L., a corporation of Spain	100.00%
Jacobs Luxembourg Finance company Sarl, a corporation of Luxembourg	100.00%
Jacobs Nederland Finance and Investment Company B.V., a corporation of
the Netherlands…………………………………………………………………..	100.00%
Jacobs Merrion Finance Unlimited Company, a corporation of Ireland………	100.00%
Jacobs Europe Holdco Limited, a corporation of England and Wales	100.00%
Jacobs UK Holdings Limited, a corporation of England and Wales	100.00%
Jacobs Switzerland GmbH, a corporation of Switzerland	100.00%
Jacobs U.K. Limited, a corporation of England and Wales	100.00%
Jacobs E&C Limited, a corporation of England and Wales	100.00%
Jacobs Field Services Limited, a corporation of England and Wales	100.00%
L.E.S Construction Ltd, a corporation of England and Wales	100.00%
Jacobs Engineering India Private Limited, a corporation of India	100.00% (2)*
HGC Constructors Private Ltd., a corporation of India	100.00%
Sula Systems Ltd, a corporation of England and Wales	100.00%
Jacobs Stobbarts Ltd, a corporation of England and Wales	100.00%
Jacobs Engineering U.K. Ltd, a corporation of England and Wales……….	100.00%
Lindsey Engineering Services Ltd, a corporation of England and Wales	100.00%
Gibb Holdings Ltd., a corporation of England and Wales	100.00%
Jacobs One Limited, a corporation of Scotland	100.00%
Jacobs European Holdings Limited, a corporation of England and Wales	100.00%
Babtie Shaw & Morton Ltd, a corporation of Scotland	100.00%
Ringway Babtie Limited, a corporation of England and Wales	25.00%
Le Crossing Company Limited, a corporation of England Wales	57.14%
Jacobs China Limited, a Hong Kong corporation	100.00%
BEAR Scotland Limited, a corporation of Scotland	25.00%
Growing Concern Scotland Limited	100.00%
Ringway Jacobs Limited, a corporation of England and Wales	50.00%
LeighFisher U.K. Limited, a corporation of England and Wales	100.00%
JacobsGIBB Limited, a corporation of England and Wales	100.00%
Westminster & Earley Services Ltd, a corporation of England and Wales	100.00%
Jacobs Engineering Ireland Limited, a corporation of the Republic of Ireland	100.00%
Jacobs Italia, SpA, a corporation of Italy	100.00%
Jacobs International Limited, a corporation of the Republic of Ireland	100.00%
Jacobs Nucléaire SAS, a corporation of France	100.00%
JEM Field Professional Services SA DE CV, a corporation of Mexico	100.00%
Jacobs Brazil Limited Inc. a corporation of Texas	100.00%
JEG Acquisition Company Limited, a corporation of England and Wales	100.00%
AWEML, a corporation of England and Wales	33.33%
Jacobs Puerto Rico Inc., a corporation of Puerto Rico	100.00%
Jacobs Holdings Singapore Pte. Limited., a corporation of Singapore	100.00%
Jacobs International Consultants Pte Ltd. a corporation of Singapore	100.00%
Jacobs Architecture Canada Inc., a corporation of Canada	100.00%
Jacobs Consultancy Canada Inc., a corporation of Canada	100.00%
Jacobs Advisers Inc., a corporation of California	100.00%
Jacobs Civil Consultants Inc., a corporation of New York	100.00%
Jacobs Technology Inc., a corporation of Tennessee	100.00%
Blue Canopy Group, LLC, a limited liability company of Virginia………………………….	100.00%
BC Fed Group, LLC, a limited liability company of Virginia……………………..	100.00%
Federal Network Systems LLC, a limited liability company of Delaware	100.00%
Jacobs Australia Pty limited, a corporation of Australia	100.00%
Jacobs Telecommunications, Inc., a corporation of New Jersey………………………..	100.00%
Edwards and Kelcey Caribe Inc., a corporation of Puerto Rico………………	100.00%
The KeyW Holding Corporation, a corporation of Maryland	100.00%
The Van Dyke Technology Group, Inc. a corporation of Delaware………………………	100.00%
DM Petroleum Operations Company, a corporation of Louisiana	80.00%
Automotive Testing Operations, LLC, a limited liability company of Delaware	100.00%
Tank Closure Partnership LLC, a limited liability company of Delaware………………..	62.00%
Hanford Progress EcoPartners, LLC, a limited liability company of Delaware…………	35.00%
Value Engineering and Management, Inc., a corporation of New Jersey	100.00%
Jacobs Engineering New York Inc., a corporation of New York	100.00%
Jacobs Consultants, Inc., a corporation of Delaware	100.00%
Edwards and Kelcey Architectural and Design Services, a corporation of New Jersey	100.00%
Edwards and Kelcey Design Services Inc., an corporation of Illinois	100.00%
JE Architects/Engineers, P.C., a professional corporation New York	100.00%
Iffland Kavanagh Waterbury, P.L.L.C., a limited liability company of New York	100.00%
Jacobs Project Management Co., a corporation Delaware	100.00%
VEI Inc., a corporation of Texas	100.00%
Traffic Services, Inc., a corporation of New Jersey	100.00%
Sverdrup Hydro Projects, Inc., a corporation of Missouri	100.00%
JEG Architecture Nevada, Inc., a corporation of Nevada	100.00%
JE Associates, Inc., a corporation of Missouri	100.00%
Jacobs Architects/Engineers, Inc., a corporation of Delaware	100.00%
Jacobs Engineering Company, a corporation of California	100.00%
Bechtel Jacobs Company LLC, a limited liability company of Delaware	40.00%
LeighFisher Inc., a corporation of Delaware	100.00%
LeighFisher Canada Inc., a corporation of Canada	100.00%
LeighFisher Ecuador S.A., an corporation of Ecuador	100.00%
LeighFisher Holdings Ltd. a corporation of England and Wales	100.00%
LeighFisher Ltd., a corporation of England and Wales	100.00%
LeighFisher India Private Ltd., a corporation of India	100.00%
KlingStubbins Inc., a corporation of Delaware	100.00% (3)*
TSA of Massachusetts LLP a corporation of Massachusetts	100.00%
Sverdrup Asia Limited, a corporation of India	100.00%
Jacobs Engineering and Construction (Thailand) Limited, a corporation of Thailand	99.98%
Sverdrup Jacobs Services, Inc., a corporation of California	100.00%
Mission Support & Test Services, LLC, a limited liability company of Delaware……………..	37.00%
CH2M HILL Companies, Ltd., a corporation of Delaware	100.00%
CH2M HILL, Inc., a corporation of Florida	100.00%
CH2M HILL Constructors, Inc., a corporation of Delaware	100.00%
CH2M Facility Support Services, LLC, a limited liability company of Delaware…	100.00%
CH2M HILL International, Ltd., a corporation of Delaware	100.00%
CH2M HILL International Engineering, Inc., a corporation of Delaware……..	100.00%
CHIHB, LP, a limited liability partnership of Bermuda………………………….	89.44%(4)*
CH2M HILL Europe Limited, a corporation of the United Kingdom…..…...	100.00%
Halcrow Holdings Limited, a corporation of the United Kingdom…….	100.00%
Halcrow Consulting Limited, a corporation of the United Kingdom………………………………………………………	100.00%
Halcrow Group Limited, a corporation of the United Kingdom…………………………………………………..	100.00%
Halcrow International Limited, a corporation of the United Kingdom………………………………………………………….	100.00%
CHNG B.V., a corporation of the Netherlands……………………………..…	100.00%
CH2M HILL Netherlands Holding B.V., a corporation of the Netherlands……………………………………………………………..	100.00%
CH2M HILL Canada Limited, a corporation of Canada……………	100.00%
CH2M HILL International B.V., a corporation of the Netherlands..	100.00%
CH2M HILL Singapore Pte. Ltd………………………………………………	100.00%
CHVENG, LLC, a limited liability company of Delaware………………………………….	100.00%
Operations Management International, Inc., a corporation of California………….....…	100.00%
CH2M HILL Global, Inc., a corporation of Delaware	100.00%
CH2M HILL E&C, Inc., a corporation of Delaware……………………………...	100.00%
CH2M HILL Engineers, Inc., a corporation of Delaware	100.00%
LG Constructors Inc., a corporation of Delaware	100.00%
CH2M HILL Constructors International, Inc., a corporation of Delaware……………….	100.00%

(1)	*Ownership divided between Sinclair Knight Merz (Europe) Ltd. (50%) and Sinclair Knight Merz (NZ) Holdings Ltd (50%)

(2)	*Ownership is divided between Jacobs Engineering Inc. and Jacobs U.K. Limited

(3)	*An affiliated company

(4)	*Ownership is divided between CH2M HILL International, Ltd. (89.44%), CHIH, LLC (.58%), CH2M HILL Engineers, Inc. (9.62%) and CH2M HILL Global Holdings S.a.r.l. (.35%)